Income Taxes (Details) - Schedule of deferred income tax assets and liabilities ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Deferred tax assets:
Operating loss carryforward	¥ 40,666		¥ 40,498
Intangible assets, net	4,493		5,311
Less: valuation allowances	(35,127)		(38,482)
Total	10,032	$ 1,537	7,327
Deferred tax liabilities:
PRC dividend withholding taxes	26,380		7,898
Total	¥ 26,380		¥ 7,898